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              PACEsm Select Update: UBS PACE Small/Medium Company Value Equity
                          Investments and ICM Asset Management, Inc.

                              UBS PACE SELECT ADVISORS TRUST

                 UBS PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

        SUPPLEMENT TO THE PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS C AND
          CLASS Y ("MULTI-CLASS PROSPECTUS") AND CLASS P ("CLASS P PROSPECTUS")
                                  DATED DECEMBER 1, 2004

                                                              May 19, 2005
Dear UBS PACE Investor:

The purpose of this supplement is to notify you of a change in the portfolio management team of ICM Asset Management, Inc.

ICM Asset Management, Inc. has informed UBS Global Asset Management that Kevin Jones, lead portfolio manager for the ICM portion of the UBS PACE Small/Medium Company Value Equity Investments portfolio, has left the firm. Mr. Jim Simmons, CFA, the firm's founder, Chief Investment Officer and Chief Executive Officer, has assumed the role of lead manager for the ICM portion of this PACE Select portfolio. Prior to founding ICM in 1981, Mr. Simmons served as the head of Old National Bank's trust department. He earned a bachelor's degree in economics from Michigan State University and is a member of CFA Institute.

The UBS PACE Select Small/Medium Company Value Equity Investments portfolio is managed by Ariel Capital Management, Inc. (50%) and ICM Asset Management, Inc. (50%). For ICM Asset Management, a team of seven research analysts supports Mr. Simmons. ICM's investment process is based on its attempt to identify sectors that are inefficiently priced, under-researched, or have fallen out of favor with investors. Once the sector is identified, ICM utilizes a bottom-up approach to discover overlooked and/or out-of-favor companies that are expected to exhibit positive earnings surprise.

NO CHANGE TO STATUS OF ICM ASSET MANAGEMENT IN PACE SELECT
There are no changes to the status of ICM Asset Management as a subadvisor in the PACE Select Program as a result of this change.

THE INFORMATION CONTAINED IN THIS SUPPLEMENT SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THOSE DOCUMENTS. PLEASE BE SURE TO RETAIN ALL SUPPLEMENTS WITH YOUR PROSPECTUS.

                                                                   [ZS-268]